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                                                               EXHIBIT 10.32



                  THIS PROMISSORY NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF DECEMBER 2, 1997 AMONG TJS PARTNERS, L.P., A NEW YORK LIMITED PARTNERSHIP ("SUBORDINATED LENDER"), SECURITY ASSOCIATES INTERNATIONAL, INC. ("SAI"), A DELAWARE CORPORATION, AND FINOVA CAPITAL CORPORATION, A DELAWARE CORPORATION, IN ITS INDIVIDUAL CAPACITY AND AS AGENT FOR ALL LENDERS ("FINOVA"), TO CERTAIN OTHER INDEBTEDNESS OWED BY SAI AND CERTAIN AFFILIATES OF SAI; AND EACH OTHER HOLDER OF THIS NOTE BY THEIR ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.


                                PROMISSORY NOTE


$500,000                                            December 8, 1997
                                                     Arlington Heights, Illinois



         FOR VALUE RECEIVED, ALARM FUNDING CORPORATION, a Delaware corporation ("BORROWER"), located at 2101 South Arlington Heights Road, Arlington Heights, Illinois, promises to pay to the order of TJS Partners, L.P., a New York limited partnership, its successors, designees or assigns ("LENDER"), at its offices at 115 East Putnam Avenue, Greenwich, CT, or at such other place or places as Lender may from time to time designate in writing, the principal sum of Five Hundred Thousand No/100 Dollars ($500,000.00). Principal and interest on this Promissory Note shall be payable on December 31, 1998. This Promissory Note shall bear interest at the rate of 12% per annum.

         Borrower promises to pay to Lender interest on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement, from the date hereof until payment in full Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of Lender's rights hereunder. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

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         Whenever in this Promissory Note reference is made to Lender or
Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Promissory Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrower's successors and assigns shall include without limitation, a receiver, trustee or debtor in possession of or for Borrower. Lender shall have the unrestricted right to assign its interest in this Promissory Note.

         The loan evidenced hereby has been made, and this Promissory Note has been delivered, at Arlington Heights, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois

BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH ABOVE . BORROWER WAIVES ANY CLAIM THAT COOK COUNTY, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWERS SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PROMISSORY NOTE WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF

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ANY SUCH  CONTROVERSY  WILL BE TRIED IN A COURT OF COMPETENT  JURISDICTION  BY
A JUDGE SITTING WITHOUT A JURY.

         Wherever possible each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note.



                                        ALARM FUNDING CORPORATION

                                        BY:____/S/ SCOTT MACDOUGAL___________

                                        ITS: ____PRESIDENT___________________



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